Exhibit 10.6

JACKSONVILLE SAVINGS BANK
and JACKSONVILLE BANCORP, M.H.C.
1996 STOCK OPTION PLAN
__________________________

Amendment Number One
__________________________

The Jacksonville Savings Bank and Jacksonville Bancorp, M.H.C. 1996 Stock Option Plan (the “Plan”) is hereby amended, effective immediately, in accordance with the following:

1.             The name of the Plan shall be changed to “Jacksonville Bancorp, Inc. 1996 Stock Option Plan.”

2.             The definition of “Change in Control” at Section 2 of the Plan shall be amended to provide as follows:

“Change in Control” of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners’ Loan Act, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the “HOLA”); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s outstanding securities, except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred in the event of a conversion of the Company’s mutual holding company to stock form or in connection with any reorganization or action used to effect such conversion.

Jacksonville Savings Bank
and Jacksonville Bancorp, M.H.C.
1996 Stock Option Plan
Amendment Number One

3.             The definition of “Common Stock” at Section 2 of the Plan shall be amended to provide as follows:

“Common Stock” means shares of the common stock of the Company, par value $.01 per share.

4.             The definition of “Company” at Section 2 of the Plan shall be amended to provide as follows:

“Company” means Jacksonville Bancorp, Inc. or a successor corporation, unless the context clearly indicates that it refers to Jacksonville Savings Bank or Jacksonville Bancorp, M.H.C.

IN WITNESS WHEREOF, this Amendment Number One has been executed by the duly authorized officers of Jacksonville Bancorp, Inc. as of the ______ day of ______________, 2004.

JACKSONVILLE BANCORP, INC.

Witnessed by:

By:

SECOND AMENDMENT TO THE
JACKSONVILLE BANCORP, INC.
1996 STOCK OPTION PLAN

Pursuant to Section 18 of the Jacksonville Bancorp, Inc. 1996 Stock Option Plan (the “1996 Plan”), the 1996 Plan is hereby amended, effective as of December 29, 2005, as follows:

1.	By adding the following new Section 9.1(c) to the 1996 Plan:

“(c)         Relinquishment of Rights.          Notwithstanding anything in the Plan to the contrary, effective as of December 29, 2005, the Committee shall not grant any new Awards of Limited Rights to any Employees or Directors.  With respect to outstanding Awards of Limited Rights granted prior to December 29, 2005, the Board of Directors shall take such action as it determines to be necessary and appropriate to obtain the consent of Participants to relinquish their rights to such outstanding Limited Rights prior to December 31, 2005.  Outstanding Awards of Limited Rights that are relinquished by Participants pursuant to the foregoing shall be evidenced by a written consent form signed and dated by the affected Participant in accordance with Section 18 of the Plan, provided, however, that nothing in the consent form shall (i) affect the Participant’s other rights under his outstanding Options, or (ii) restrict the ability of the Company, in its sole discretion, or any third party to make a cash payment to the Participant in exchange for the termination or cancellation of the Participant’s Options.  Limited Rights for which no Participant consent form is received by the Company shall remain subject to the relevant terms and provisions of the Plan.”

2.	By adding the following sentence at the end of Section 12 of the 1996 Plan:

“Notwithstanding anything in the Plan to the contrary, no provision of the Plan shall operate to require the cash settlement of a stock option under any circumstance that is not within the sole discretion of the Company.”

IN WITNESS WHEREOF, Jacksonville Bancorp, Inc. has caused this amendment to be adopted by a duly authorized officer, this 29th day of December, 2005.

JACKSONVILLE BANCORP, INC.

By	/s/ Richard A. Foss
Its	President / CEO

JACKSONVILLE SAVINGS BANK
2001 STOCK OPTION PLAN
__________________________

Amendment Number One
__________________________

The Jacksonville Savings Bank 2001 Stock Option Plan (the “Plan”) is hereby amended, effective immediately, in accordance with the following:

1.             The name of the Plan shall be changed to “Jacksonville Bancorp, Inc. 2001 Stock Option Plan.”

2.             The definition of “Change in Control” at Section 2 of the Plan shall be amended to provide as follows:

“Change in Control” of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners’ Loan Act, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the “HOLA”); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s outstanding securities, except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred in the event of a conversion of the Company’s mutual holding company to stock form or in connection with any reorganization or action used to effect such conversion.

Jacksonville Savings Bank
and Jacksonville Bancorp, M.H.C.
2001 Stock Option Plan
Amendment Number One

3.             The definition of “Common Stock” at Section 2 of the Plan shall be amended to provide as follows:

“Common Stock” means shares of the common stock of the Company, par value $.01 per share.

4.             The definition of “Company” at Section 2 of the Plan shall be amended to provide as follows:

“Company” means Jacksonville Bancorp, Inc. or a successor corporation, unless the context clearly indicates that it refers to Jacksonville Savings Bank, or to “Jacksonville Bancorp, Inc. or Jacksonville Savings Bank.”

IN WITNESS WHEREOF, this Amendment Number One has been executed by the duly authorized officers of Jacksonville Bancorp, Inc. as of the ______ day of ______________, 2004.

JACKSONVILLE BANCORP, INC.
Witnessed by:

By:

SECOND AMENDMENT TO THE
JACKSONVILLE BANCORP, INC.
2001 STOCK OPTION PLAN

Pursuant to Section 20 of the Jacksonville Bancorp, Inc. 2001 Stock Option Plan (the “2001 Plan”), the 2001 Plan is hereby amended, effective as of December 29, 2005, as follows:

1.	By adding the following new Section 9(c) to the 2001 Plan:

“(c)    Relinquishment of Rights.    Notwithstanding anything in the Plan to the contrary, effective as of December 29, 2005, the Committee shall not grant any new Awards of Limited Rights to any Employees or Directors.  With respect to outstanding Awards of Limited Rights granted prior to December 29, 2005, the Board of Directors shall take such action as it determines to be necessary and appropriate to obtain the consent of Participants to relinquish their rights to such outstanding Limited Rights prior to December 31, 2005.  Outstanding Awards of Limited Rights that are relinquished by Participants pursuant to the foregoing shall be evidenced by a written consent form signed and dated by the affected Participant in accordance with Section 20 of the Plan, provided, however, that nothing in the consent form shall (i) affect the Participant’s other rights under his outstanding Options, or (ii) restrict the ability of the Company, in its sole discretion, or any third party to make a cash payment to the Participant in exchange for the termination or cancellation of the Participant’s Options.  Limited Rights for which no Participant consent form is received by the Company shall remain subject to the relevant terms and provisions of the Plan.”

2.	By adding the following sentence at the end of Section 15 of the 2001 Plan:

“Notwithstanding anything in the Plan to the contrary, no provision of the Plan shall operate to require the cash settlement of a stock option under any circumstance that is not within the sole discretion of the Company.”

3.	By substituting the following for Section 18(a) of the 2001 Plan:

“(a)    provide that such Options shall be assumed, or equivalent options shall be substituted (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, and in the sole discretion of the Company, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or”

IN WITNESS WHEREOF, Jacksonville Bancorp, Inc. has caused this amendment to be adopted by a duly authorized officer, this 29th day of December, 2005.

JACKSONVILLE BANCORP, INC.

By	/s/ Richard A. Foss
Its	President / CEO